Exhibit 10.31

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of August 22, 2017, by and among (A) FRED'S, INC., a Tennessee corporation ("Parent"); (B) the Subsidiaries of Parent identified on the signature pages hereto as Borrowers (each of such Subsidiaries, together with Parent, jointly and severally, "Borrowers" and, each, a "Borrower"); (C) the Subsidiaries of Parent identified as Guarantors on the signature pages hereto (each of such Subsidiaries, jointly and severally, "Guarantors" and, each, a "Guarantor"; as of the date hereof, there are no Guarantors); (D) the Lenders party to the Credit Agreement defined below; and (E) REGIONS BANK, an Alabama bank, in its capacity as administrative agent for Lenders, LC Issuer and other Secured Parties (as defined in the Credit Agreement) (in such capacity, "Administrative Agent" or "Agent").

W I T N E S S E T H :

WHEREAS, Borrowers, Guarantors, Lenders, Swingline Lender, LC Issuer, Co-Collateral  Agents and Administrative Agent are parties to that certain Credit Agreement dated as of April 9, 2015,  as amended by that certain First Amendment to Credit Agreement dated as of October 23, 2015, that certain Second Amendment to Credit Agreement dated as of December 28, 2016, that certain Third Amendment to Credit Agreement dated as of January 27, 2017, and that certain Fourth Amendment to Credit Agreement, First Amendment to Amended and Restated Addendum to Credit Agreement, and First Amendment to Security Agreement dated as of July 31, 2017 (as so amended, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, Borrowers have requested that Administrative Agent and Lenders amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, Administrative Agent and Lenders have agreed to such amendments, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Borrowers, Administrative Agent and Lenders (as of the date hereof, there are no Guarantors) hereby covenant and agree as follows:

SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2.Amendments to Credit Agreement.

(a)	Addition of New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding each of the following new definitions in appropriate alphabetical order:

"Fifth Amendment" shall mean that certain Fifth Amendment to Credit Agreement dated as of the Fifth Amendment Effective Date, by and among Borrowers, Administrative Agent and Lenders, which amends this Agreement.

5053790_2

"Fifth Amendment Effective Date" shall mean August 22, 2017.

(b)

Amendment to Section 7.1 (Indebtedness). Section 7.1 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (e) thereof, re-lettering clause (f) thereof as a new clause (g), and adding the following new clause (f) immediately after clause (e) thereof:

(f) Indebtedness consisting of the financing of insurance premiums in the Ordinary Course of Business on terms and conditions satisfactory to Administrative Agent, in an amount not to exceed $2,250,000 at any time outstanding;

(c)

Amendment to Section 7.2 (Liens). Section 7.2 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (f) thereof, re-lettering clause (g) thereof as a new clause (h), and adding the following new clause (g) immediately after clause (f) thereof:

(g) Liens solely on the unearned portion of insurance premiums securing the financing of insurance premiums, to the extent (i) such Liens secure Indebtedness permitted by Section 7.1(f) and (ii) such Liens do not attach to any other Collateral; and

SECTION 3. Conditions Precedent. This Amendment shall become effective only upon satisfaction of the following conditions precedent, as determined by Administrative Agent in its discretion:

(a)	Administrative Agent shall have received this Amendment, duly executed and delivered by Borrowers and Lenders; and

(b)

Administrative Agent shall have received all other documents, instruments, certificates and agreements (if any) as Administrative Agent shall have reasonably requested in connection with the foregoing.

SECTION 4.Miscellaneous Terms.

(a)	Loan Document. For avoidance of doubt, the parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.

(b)

Effect of Amendment. All amendments set forth herein shall become effective as of the Fifth Amendment Effective Date. Except as otherwise may be set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of Borrowers. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the Fifth Amendment Effective Date.

(c)	No Novation or Mutual Departure. Borrowers expressly acknowledge and agree that

(i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the limited amendments contained in Section 2 above, and (ii) nothing in this Amendment shall affect or limit Administrative Agent's or Lenders' right to demand payment of liabilities owing from Borrowers to Administrative Agent or Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d)

Ratification and Reaffirmation. Each Borrower hereby (i) restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof, (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date), and (iii) ratifies and reaffirms the security interests and Liens granted by such Borrower in favor of Administrative Agent, for the benefit of Secured Parties, and acknowledges and stipulates that such security interests and liens are duly perfected, first priority security interests and Liens.

(e)

No Default. To induce Administrative Agent and Lenders to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), each Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of any Borrower or arising out of or with respect to any of the Loans or other obligations of Borrowers owed to Administrative Agent and Lenders under the Credit Agreement or any other Loan Document.

(f)

Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.

(g)

Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation's Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile, telecopy, or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

(h)	Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.

(i)

Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the amendments among the parties hereto evidenced hereby.

(j)

Further Assurances. Each Borrower agrees to take, at such Borrower's expense, such further actions as Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(k)

Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES OR OTHER RULE OF LAW WHICH WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF GEORGIA (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(l)

Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]

IN WITNESS WHER EOF, each party hereto has caused this Amendment to be duly executed and delivered under seal by its duly authorized officer or other representative as of the day and year first above written.

BORROWERS:

FRED'S, INC., a Tennessee corporation,

as "Borrower Agent" and a "Borrower"

By: /s/ Michael K. Bloom

Name:Michael K. Bloom

Title:	President and Chief Executive Officer

[CORPORATE SEAL]

FRED'S STORES OF TENNESSEE, INC.,
a Delaware corporation, as a "Borrower”

By: /s/ Michael K. Bloom

Name:Michael K. Bloom

Title:	President and Chief Executive Officer

FRED'S DOLLAR STORE OF MCCOMB, INC.,
a Mississippi corporation, as a "Borrower"

By: /s/ Michael K. Bloom

Name:Michael K. Bloom

Title:	President and Chief Executive Officer

[CORPORATE SEAL]

NATIONAL PHARMACEUTICAL NETWORK, INC., a Florida corporation, as a "Borrower"

By: /s/ Michael K. Bloom

Name:Michael K. Bloom

Title:	President and Chief Executive Officer

[CORPORATE SEAL]

REEVES-SAIN DRUG STORE, INC.,
a Tennessee corporation, as a "Borrower"

By: /s/ Michael K. Bloom

Name:Michael K. Bloom

Title:	President and Chief Executive Officer

[CORPORATE SEAL]

[Signatures continue on following pages.]

Section 1.1.

ADMINISTRATIVE AGENT:

REGIONS BANK, as "Administrative Agent"

By: /s/ Richard A. Gere

Name:Richard A. Gere

Title: Managing Director

[Signatures continue on following pages.]

Section 1.1.

LENDERS:

REGIONS BANK

By: /s/ Richard A. Gere

Name:Richard A. Gere

Title: Managing Director

[Signatures continue on following page.]

Section 0.0.

LENDERS:

BANK OF AMERICA, N.A.

By: /s/ Roger Malouf

Name:Roger Malouf

Title:Director